UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2004

Track Data Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24634 (Commission File Number)	22-3181095 (IRS Employer Identification No.)

95 Rockwell Place, Brooklyn, New York (Address of principal executive offices)	11217 (Zip Code)

Registrant's telephone number, including area code 718-522-0222

Item 5. Other Events

    On April 23, 2004, Track Data Corporation issued a press release announcing that its CEO received a Wells notice from the Securities and Exchange Commission. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(a)    Financial statements: None.

(b)    Pro forma financial information: None.

(c)    Exhibits:

        Exhibit 99    Press release dated April 23, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRACK DATA CORPORATION

Date: April 23, 2004	By:	/s/
Martin Kaye
COO, CFO